UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K/A
(Amendment No. 1)
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 27, 2023
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INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)
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New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street,	New York,	New York	10019
200 Powder Mill Road,	Wilmington,	Delaware	19803
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:	(212)	765-5500
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
1.750% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On February 8, 2023, International Flavors and Fragrances, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year 2022. A copy of the press release was furnished with a Current Report on Form 8-K filed on February 8, 2023 (the “Original Form 8-K”).
This amendment to Original Form 8-K (“Amendment No. 1”) is being filed solely to reflect the adjustments made by the Company while finalizing its financial statements for inclusion in its annual report on Form 10-K, which are largely related to the Company’s divestiture activities as described below.
Item 2.02. Results of Operations and Financial Condition
The Company is filing this Amendment No. 1 to the Original Form 8-K, including the Press Release, that was furnished as Exhibit 99.1 thereto announcing results for the fourth quarter and fiscal year 2022 (the “Original Press Release”). Attached as Exhibit 99.1 to this Amendment No.1 is an updated “Consolidated Statements of (Loss) Income”, “Condensed Consolidated Balance Sheets”, “Consolidated Statements of Cash Flows”, “Reconciliation of Net (Loss) Income and EPS”, and “Reconciliation of Adjusted (Non-GAAP) EPS ex. Amortization” (collectively the “Updated Financial Information”). The following is a summary of the adjustments.
The Company recorded adjustments to its “Provision for income taxes” on the “Consolidated Statements of (Loss) Income”, which resulted in an additional $28 million of expense for both the fourth quarter of and fiscal year 2022. These adjustments resulted in changes to “Other current liabilities” and “Non-current liabilities” on the “Condensed Consolidated Balance Sheets” with a net impact of the same amount. Additionally, these items impacted the “Consolidated Statement of Cash Flows” to adjust the “Net (loss) income” with no change to “Net cash provided by operating activities”.
Additionally, the Company adjusted its “Cash, cash equivalents and restricted cash” on the “Consolidated Statements of Cash Flows” to reflect the “cash and cash equivalents” included in “Assets held for sale” which is in “Other current assets” on the “Condensed Consolidated Balance Sheets”. This resulted in an increase of $52 million in “Net cash provided by operating activities” and an increase of $52 million in “Cash, cash equivalents and restricted cash at end of year” for December 31, 2022.
The Company also made certain reclassifications on its “Condensed Consolidated Balance Sheets” and “Consolidated Statements of Cash Flows”.
The Company has updated its Financial Information to reflect the above items.
The Updated Financial Information is attached as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference. The information contained in Item 2.02 of this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Updated Financial Information dated February 27, 2023 of International Flavors & Fragrances Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Glenn Richter
Name:	Glenn Richter
Title:	Executive Vice President and Chief Financial & Business Transformation Officer
Dated:	February 27, 2023